Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
February 28, 1998



        Expected B Maturity                         7/17/00


        Blended Coupon                               6.0538%


        Excess Protection Level
        3 Month Average   4.97%
          February, 1998   4.74%
          January, 1998   4.86%
          December, 1997   5.31%


        Cash Yield                                  16.74%


        Investor Charge Offs                         4.83%


        Base Rate                                    7.17%


        Over 35 Day Delinquency                      5.04%


        Seller's Interest                           15.07%


        Total Payment Rate                          12.54%


        Total Principal Balance                     $34,488,564,555.67


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,197,230,037.18